EXHIBIT 23.2

     CONSENT  OF  INDEPENDENT  REGISTERED  PUBLIC  ACCOUNTING  FIRM


     We hereby consent to the use in Form S-8 of our audit report dated March 20, 2005, relating to the financial statements of National Parking Systems, Inc. for its fiscal year ended December 31, 2004, which are incorporated by reference therein.

June  14,  2005

                                             Meyler  &  Company,  LLC

                                             /s/ Meyler & Company, LLC
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